SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      October 7, 2004

Reynolds American Inc.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	1-32258	20-0546644
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

401 North Main Street,
Winston-Salem, NC 27102-2990
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:      336-741-2000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      Entry into a Material Definitive Agreement.

     On October 7, 2004, the board of directors of Reynolds American Inc., referred to as RAI, approved a special severance benefits and change of control protections agreement for Susan M. Ivey, Chief Executive Officer and President of RAI. The agreement provides that if Ms. Ivey’s employment is involuntarily terminated other than for “cause” or if Ms. Ivey terminates her employment for “good reason,” she will receive three years base salary and target bonus (as in effect at the time of termination of her employment), payable over three years, and full employee benefits coverage for three years. “Cause” includes criminal dishonesty, deliberate misconduct and deliberate and continual refusal to perform employment duties or to act in accordance with instructions of the RAI board of directors. “Good reason” includes a substantial reduction in Ms. Ivey’s responsibilities, a more than 20 percent reduction in her salary and annual bonus opportunity and her relocation.

     Ms. Ivey’s agreement further provides that, if there is a change of control of RAI, she is entitled to tax reimbursement payments if a “parachute” excise tax is imposed, reimbursement payments for legal and accounting fees as a result of her termination of employment, and severance as if her termination of employment were by RAI without cause or by Ms. Ivey with “good reason.” Following a change of control, “good reason” includes a material reduction in Ms. Ivey’s duties, position and reporting relationship, a reduction in her pay grade or bonus opportunity, RAI’s failure to continue in effect any compensation plan in which she participated at the change of control, any action by RAI that directly or indirectly materially reduces her benefits under its retirement or savings plan or her fringe benefits, termination of Ms. Ivey’s employment without written notice by RAI and her relocation.

     On October 7, 2004, the RAI board of directors also granted Ms. Ivey 333 performance units under the Reynolds American Inc. Long-Term Incentive Plan, pursuant to a Performance Unit Agreement dated October 7, 2004, between RAI and Ms. Ivey. In addition, the RAI board of directors approved Amendment No. 1 to the Performance Unit Agreement dated October 7, 2004, between RAI and certain executive officers of RAI, amending the Performance Unit Agreement dated February 4, 2004, between RAI and such executive officers, to reflect the impact of the combination transactions with Brown & Williamson Tobacco Corporation.

     Copies of Ms. Ivey’s special severance benefit and change of control protections agreement, Ms. Ivey’s Performance Unit Agreement and the form of Amendment No. 1 to the Performance Unit Agreement are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this report.

ITEM 9.01      Financial Statements and Exhibits.

(c). Exhibits.

Exhibit
Number	Description
10.1	Letter Agreement regarding Severance Benefits and Change of Control Protections dated October 7, 2004, between Reynolds American Inc. and Susan M. Ivey.

Exhibit
Number	Description
10.2	Performance Unit Agreement dated October 7, 2004, between Reynolds American Inc. and Susan M. Ivey.

10.3	Form of Amendment No. 1 to Performance Unit Agreement dated October 7, 2004, between Reynolds American Inc. and the grantee named therein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REYNOLDS AMERICAN INC.

	By:	/s/ McDara P. Folan, III

Name: McDara P. Folan, III
Title: Senior Vice President, Deputy General Counsel and Secretary

Date: October 13, 2004

INDEX TO EXHIBITS

Number	Exhibit

10.1	Letter Agreement regarding Severance Benefits and Change of Control Protections dated October 7, 2004, between Reynolds American Inc. and Susan M. Ivey.

10.2	Performance Unit Agreement dated October 7, 2004, between Reynolds American Inc. and Susan M. Ivey.

10.3	Form of Amendment No. 1 to Performance Unit Agreement dated October 7, 2004, between Reynolds American Inc. and the grantee named therein.